EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shane Reeves, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q of West Canyon Energy Corp. for the period ended December 31, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of West Canyon Energy Corp.

/s/ Shane Reeves
By: Shane Reeves
Title:	Chairman, President, Chief Financial
Officer, Treasurer, Secretary and
Director
(Principal Executive Officer, Principal
Financial Officer and Principal
Accounting Officer)

Date: February 13, 2012

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to West Canyon Energy Corp. and will be retained by West Canyon Energy Corp. and furnished to the Securities and Exchange Commission or its staff upon request.